REAL SILK INVESTMENTS, INC.
                445 North Pennsylvania Street
                          Suite 500
                 Indianapolis, Indiana  46204


                        PRESS RELEASE


                      December 13, 1999

      The Board of Directors today declared a Dividend of $5.04 per share, on Common Stock, payable December 27, 1999, to shareholders of record December 13, 1999.

      The Board of Directors also determined to retain long term capital gains and declared a deemed distribution of net realized capital gains of $126.39 per share, to shareholders of record December 13, 1999.








                                REAL SILK INVESTMENTS, INC.



                                Lorretta A. Cox
                                Secretary